Exhibit 99.1

WellCare®





WellCare Health Plans

Management Presentation

March 2014



Cautionary Statement

This presentation contains "forward-looking" statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "would," and similar expressions are forward-looking statements. Our financial outlook contains forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost structure for both administrative and medical expenses, and delivering prudent, profitable growth and achieving service excellence.

Additional information concerning these and other important risks and uncertainties can be found under the captions "Forward-Looking Statements" and "Risk Factors" in the Company's prospectus supplement and prospectus relating to the notes, Annual Report on Form 10-K for the year ended December 31, 2013, and other filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare's business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Certain information contained in this presentation is adjusted from amounts determined under generally accepted accounting principles ("GAAP"). Schedules and other information reconciling adjusted and GAAP results are provided in news releases and transcripts published on the Company's web site at www.wellcare.com.

The Company's guidance is as of February 12, 2014. We are not updating or confirming our guidance in conjunction with this presentation.

What We Do

Improve quality and access for beneficiaries and strengthen the fiscal sustainability of government health care coverage

- We are focused solely on government program-related health care coverage
- We operate with meaningful scale in the three most important programs – Medicaid, Medicare Advantage, and Medicare PDPs
- Within these programs, we target lower-income and dually-eligible individuals across the full spectrum of eligibility groups
- We manage care through our operating platform and provider network that are tailored to these programs and individuals

Governments



Members



Providers



Industry Growth Profile

Medicaid

- Medicaid coverage anticipated to grow due to Affordable Care Act expansions, economic conditions
- Medicaid managed care proven approach to care, quality, and fiscal sustainability – and therefore likely to grow due to:
  - State fiscal pressures
  - Demographic trends
  - Demand for longer term and more medically complex care

Medicare

- Medicare coverage expected to grow as average of 10,000 people age-in each day through 2031
- Medicare Advantage enhances individual's health care cost predictability and economic security versus traditional Medicare
  - Particularly important for low income and those financially ill-prepared for later years of life
- MA plans serve 29% of Medicare beneficiaries, up from 18% in 2006

Forecast U.S. Medicaid and CHIP

Enrollment | **Spend**



millions
62.2
78.5
2013
2018
dollars in billions
$430
$655
2013
2018

Forecast U.S. Medicare

Enrollment | **Spend**



millions
51.1
59.3
2013
2018
dollars in billions
$604
$828
2013
2018

Source: Centers for Medicare & Medicaid Services Office of the Actuary as of September 2013

Economic conditions, demographics, government fiscal pressures drive likely expansion of Medicaid and Medicare managed care opportunities

Three Product Strategy


Medicaid
Cross sell
New business
RFP qualifications
Rx cost leverage
New business
Low income and Dual eligibles
Medicare Advantage
Medicare PDP
Cross sell
New business
Rx cost leverage

By leveraging complementary elements, we work to obtain better results from each program than we would by serving any one

Approach to Growth

Bid, build, or buy approach drives significant organic growth supplemented by opportunistic acquisitions

Selected growth activities	Medicaid	Medicare Advantage	Medicare PDP
Bid	▪ Florida MMA ▪ Kentucky		▪ Annual bids
Build	▪ New Jersey ▪ New York MLTC	▪ 78 county service area expansion from 2011 to 2014	
Buy	▪ Missouri ▪ New Jersey ▪ South Carolina	▪ Arizona ▪ California ▪ Windsor (4 states)	▪ Windsor

2014 expected premium revenue up 117% compared with 2010

Premium revenue excludes Medicaid premium taxes.

Operating Model

Scalable shared services


Tampa

- Operations and IT
- Health services operations
- Marketing and sales support
- Finance and accounting
- Compliance, Legal, HR

Local market management



WellCare regions , as of January 2014

- P&L ownership for Medicaid and Medicare Advantage plans
- Community outreach and marketing
- Provider network management
- Local quality and care management
- State government relations

Company Profile

We are among the largest government-focused health and drug plans



Programs served by state
Medicaid, Medicare Advantage, and PDP
Medicare Advantage and PDP
Medicare stand-alone PDP

Service area states as of January 2014

Excludes Medicare Supplement coverage service areas

	Medicaid	Medicare Advantage	Medicare PDP	Total
Service areas January 2014	9 states	402 counties in 18 states	49 states + DC	
Membership Thousands estimated as of January 2014 Excludes Medicare Supplement policyholders	1,770	340	1,230	3,340
Premium revenue dollars in billions; 12 months ended December 2013 excluding Medicaid premium taxes	$5.58	$3.07	$0.78	$9.43

Medicaid Profile

Serving 1.8 million members across spectrum of eligibility groups



Service area states as of January 2014

9 States	Programs		
	TANF	CHIP	SSI, ABD, MLTC, or duals
Florida	●	●	●
Georgia	●	●	
Hawaii	●	●	●
Illinois	●	●	
Kentucky	●	●	●
Missouri	●	●	
New Jersey	●	●	●
New York	●	●	●
South Carolina	●	●	●

Premium Revenue

dollars in millions
excluding Medicaid premium taxes



CAGR 20%
$3,252
$3,505
$4,389
$5,585
$6,840
2010
2011
2012
2013
2014E
guidance midpoint

2014 estimated premium revenue is for illustrative purposes only, and represents estimated full year 2014 results based on the Company's guidance midpoint of a 22.5% premium revenue increase compared with 2013. Guidance is as of February 12, 2014, and is not being updated or confirmed.

- Added 3 new states over past year
- Successful Kentucky program turnaround
- Awarded 8 regions in Florida MMA procurement

Medicare Advantage Profile

Focused on low income eligibles with 340,000 January 2014 members



Service area states as of January 2014


Premium Revenue
dollars in millions
CAGR 30%
$1,336
$1,480
$1,936
$3,071
$3,780
2010
2011
2012
2013
2014E
guidance midpoint

2014 estimated premium revenue is for illustrative purposes only, and represents estimated full year 2014 results based on the Company's guidance midpoint of a 22% premium revenue increase compared with 2013. Guidance is as of February 12, 2014, and is not being updated or confirmed.

- Serving 402 counties across 18 states – access to over 19 million eligibles
- WellCare plans membership grew 5%, during Open Enrollment
- Windsor acquisition adds 39,000 members for January 2014
- Offer only HMO products
- Dual Special Needs Plans (D-SNPs) offered in 94% of service area counties
- >50% of members are dual eligibles
- Acquisitions have added scale, broadened growth opportunity

Prescription Drug Plans Profile

January 2014 membership of over 1.2 million across 49 states and DC



2014 service area states and bid results
- Below benchmark with at least 1 product: 30 regions
- Within de minimis: 2 regions
- Above benchmark: 1 region

Premium Revenue



dollars in millions
CAGR 8%
$785
$1,037
$993
$777
$1,050
2010
2011
2012
2013
2014E
guidance midpoint

2014 estimated premium revenue is for illustrative purposes only, and represents estimated full year 2014 results based on the Company's guidance midpoint of a 35% premium revenue increase compared with 2013. Guidance is as of February 12, 2014, and is not being updated or confirmed.

- 2014 realignment of benefit designs and cost structure enabled prudent, competitive bids
- Preferred pharmacy network lowers members' and our costs
- WellCare plans membership grew 40%, during Open Enrollment
- Windsor acquisition adds >100,000 individual members
- Choosers are ~70% of members
- Cross sell opportunity from new members assigned monthly to our PDPs in 16 of our 18 2014 MA states

Growth and Diversification

$5.4 billion premium in 2010



Medicare PDP
Medicaid
Medicare Advantage
other states
Florida
Florida
Georgia
other states

$11.6 to $11.75 billion premium in 2014E



Medicare PDP
Medicaid
Medicare Advantage
other states
New York
California
Florida
Florida
Georgia
Kentucky
other states



12 HMO states
Medicaid and/or Medicare Advantage Health Plan States
18 HMO states

Premium revenue excludes Medicaid premium taxes.
2014 premium revenue is presented for illustrative purposes. Full year 2014 estimated premium revenue is based on guidance as of February 12, 2014, and is not being updated or confirmed.

Operating Performance and Outlook

Premium Revenue

dollars in millions
excludes Medicaid premium taxes

CAGR 21%


$5,373
$6,022
$7,318
$9,433
$11,675
2010
2011
2012
2013
2014E
guidance midpoint

Gross Margin

dollars in millions
excludes Medicaid premium taxes

CAGR 19%


$779
$1,074
$1,014
$1,175
$1,560
2010
2011
2012
2013
2014E
guidance midpoint

Adjusted Administrative Expense Ratio

excludes Medicaid premium taxes


10.6%
9.9%
8.7%
8.5%
8.65%
2010
2011
2012
2013
2014E
guidance midpoint

Adjusted Net Income per Diluted Share


$2.67
$6.73
$4.92
$4.63
$3.90
2010
2011
2012
2013
2014E
guidance midpoint

2014 guidance midpoint amounts are presented for illustrative purposes. Full year 2014 estimated results are based on the Company's guidance as of February 12, 2014, and are not being updated or confirmed.

Balance Sheet Highlights

dollars in millions	Dec 2013	Dec 2012
Unregulated cash and investments	$495	$194
Total cash and investments	$1,960	$1,485
Medical benefits payable	$953	$733
Debt	$600	$135
Stockholders' equity	$1,518	$1,323
Debt to total capital	28%	9%
Statutory capital	$1,100	$926
Minimum required	$489	$383

Recent $600 million notes issuance strengthens financial flexibility to capitalize on growth opportunities

2014 Financial Guidance

Premium revenue	**$11.60 to $11.75 billion**
Segment premium revenue year-over-year changes:	
Medicaid	Increase 22% to 23%
Medicare Advantage	Increase 22% to 24%
Medicare PDP	Increase 33% to 37%
Segment medical benefits ratios:	
Medicaid	87.25% to 88.25%
Medicare Advantage	85.00% to 86.00%
Medicare PDP	83.25% to 84.25%
Adjusted administrative expense ratio	**8.6% to 8.7%**
ACA health insurer fee expense	$125 to $135 million
Interest expense	**$38 to $39 million**
Effective income tax rate	50.5% to 51.5%
Adjusted net income per diluted share	**$3.75 to $4.05**

All amounts and ratios exclude Medicaid premium taxes. 2014 guidance is as of February 12, 2014, and is not being updated or confirmed in conjunction with this presentation.

2014 Adjusted Net Income Guidance Bridge

Adjusted Net income per diluted share	
2013 reported	**$4.63**
Increase in interest expense in 2014 compared with 2013 primarily due to November 2013 issuance of senior notes	($0.33)
After change in capital structure	$4.30
Increase in adjusted net income due to anticipated 2014 business performance	$0.28
After change in business performance	**$4.58**
2014 investments:	
Incremental expenses to strengthen operational and quality infrastructure	($0.40)
Growth initiatives expenses including Florida Managed Medical Assistance program implementation	($0.28)
2014 investments total	**($0.68)**
2014 guidance midpoint	**$3.90**

All amounts other than 2013 reported results are based on the midpoints of 2014 guidance ranges. 2014 guidance midpoint amounts are presented for illustrative purposes. Full year 2014 estimated results are based on guidance as of February 12, 2014, and are not being updated or confirmed.

Premium revenue growth of 23% to 25%

Medicare Advantage reimbursement pressure

Affordable Care Act health insurer fee

Improved administrative expense ratio excluding investments

Industry challenges and company investments drive 2014 outlook